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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 16, 2000


                                ---------------

                               PETSEC ENERGY INC.
             (Exact name of registrant as specified in its charter)


             NEVADA                        333-31625*          84-1157209
   (State or other jurisdiction         (Commission File     (I.R.S. Employer
 of incorporation or organization)         Number)          Identification No.)




           143 RIDGEWAY DRIVE, SUITE 113
               LAFAYETTE, LOUISIANA                           70503
        (Address of principal executive offices)            (Zip code)


       Registrant's telephone number, including area code: (337) 989-1942

*Petsec Energy Inc. is a wholly owned operating subsidiary of Petsec Energy Ltd, a listed Australian public company registered with the Commission as a result of its public offering of American Depositary Receipts ("ADRs") traded on the OTC Bulletin Board (symbol: PSJEY). Shareholders and holders of American Depositary Shares are advised to refer to the filings of Petsec Energy Ltd for the consolidated results.



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Forward Looking Statements
--------------------------

           This Form 8-K Current Report includes "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All statements other than statements of historical facts included in this Form 8-K Current Report, including without limitation statements regarding the projected cash flows, planned capital expenditures, oil and gas production and reserve estimates and analyses, the Company's financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. There are numerous risks and uncertainties that can affect the outcome of certain events including many factors beyond the control of the Company including without limitation those described in the Company's latest Annual Report filed on Form 10-K with the Securities and Exchange Commission for the year ended December 31, 1999. All written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by such factors.

Item 5.    Other Events.
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Agreement in Principal Reached with Official Committee of Unsecured Creditors
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           Petsec Energy Inc. ("Petsec" or the "Company") has reached agreement in principal with the Official Committee of Unsecured Creditors (the "Committee") appointed in the bankruptcy proceeding filed by Petsec, and certain holders (the "Subject Holders") of Petsec's 9 1/2% subordinated notes due 2007. The bankruptcy case is entitled In re Petsec Energy Inc., docket number 00BK-50741. The case was filed on April 13, 2000 under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Western District of Louisiana (the "Bankruptcy
Court"). The agreement that has been reached between the Company, the Committee and the Subject Noteholders is described in greater detail in a term sheet (the "Term Sheet"), a copy of which is attached to this Form 8-K Current Report as
Exhibit 99.5 and is incorporated herein by reference.

           As set forth in the Term Sheet, Petsec will commence the orderly sale of the Company or all of its assets. Subject to approval of the Bankruptcy Court, the investment banking firm of Houlihan, Lokey, Howard & Zukin Capital, L.P., ("HLHZ") will act as transaction broker for the sale. All sale transactions will be subject to approval of the Bankruptcy Court. Petsec will file a plan of reorganization (the "Plan") that will provide for the distribution of the proceeds of the sale to pay creditors, with the balance of the sale proceeds, if any, distributed to the Company's sole shareholder, Petsec (U.S.A.) Inc., a Nevada corporation ("PUSA"). PUSA is a wholly owned subsidiary of Petsec Energy Ltd ("PEL"), an Australian public company.

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           The Term Sheet further provides for certain distributions to PUSA and certain members of the Company's management team that otherwise would have been distributed to the holders of the 9 1/2% subordinated notes due 2007 under the priorities established under the Bankruptcy Code.

           The Term Sheet will be filed with the Bankruptcy Court. The Company intends to file a Plan on or before June 30, 2000 that incorporates the provisions of the Term Sheet.

           The Company will invite certain pre-selected companies to participate in a data room process. The Company expects that this process will ultimately conclude with the sale of the Company or all of its assets. A letter (the "Invitation Letter") disclosing certain previously unreported information regarding the Company will be forwarded to each such pre-selected company in the near future, and the recipient will be invited to participate in the sale process. Certain of this information consists of estimates of current reserves, future commodity prices and costs, and estimated future cash flows made by Ryder Scott Company L.P., Petroleum Consultants, and Petsec. The Invitation Letter states that the Company makes no warranty or representation as to the accuracy or completeness of these projections or any other information disclosed in the Invitation Letter. There can be no assurance that the assumptions made in these projections will prove to be correct. The Invitation Letter cautions potential buyers to make their own independent assessment. A copy of the Invitation Letter is attached to the Form 8-K Current Report as
Exhibit 99.6 and is incorporated herein by reference.

June 16, 2000 Press Release
---------------------------

           On June 16, 2000, PEL issued a press release announcing that the Company had reached an agreement with the Committee on the terms set out in the Term Sheet. The Term Sheet was attached as an exhibit to the press release.

           The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit
99.7 and is incorporated herein by reference. The Term Sheet is not attached to
Exhibit 99.7, but rather is attached hereto as Exhibit 99.5.

Item 7.    Financial Statements and Exhibits.
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    (b)    Exhibits.

           99.5 Term Sheet dated June 16, 2000 entered into, among others, by and among Petsec Energy Inc., the Official Committee of Unsecured Creditors of In Re Petsec Energy Inc., and certain holders of Petsec's 9 1/2% subordinated notes due 2007.

           99.6 Form of Invitation Letter that will be received by certain pre-selected companies invited to participate in the sale process.

           99.7 Press Release dated June 16, 2000 of Petsec Energy Ltd with respect to the Term Sheet entered into, among others, by and among Petsec Energy Inc., the Official Committee of Unsecured Creditors of In Re Petsec Energy Inc., and certain holders of Petsec's 9 1/2% subordinated notes due 2007.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PETSEC ENERGY INC.



Date:      June 16, 2000                   By: /s/ ROSS A. KEOGH
                                              ---------------------------
                                           Name: Ross A. Keogh
                                           Title: Vice-President--
                                                  Chief Financial Officer


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                                 EXHIBIT INDEX


  EXHIBIT
  NUMBER                     DESCRIPTION
  -------                    -----------

   99.5 Term Sheet dated June 16, 2000 entered into, among others, by and among Petsec Energy Inc., the Official Committee of Unsecured Creditors of In Re Petsec Energy Inc., and certain holders of Petsec's 9 1/2% subordinated notes due 2007.

   99.6 Form of Invitation Letter that will be received by certain pre-selected companies invited to participate in the sale process.

   99.7 Press Release dated June 16, 2000 of Petsec Energy Ltd with respect to the Term Sheet entered into, among others, by and among Petsec Energy Inc., the Official Committee of Unsecured Creditors of In Re Petsec Energy Inc., and certain holders of Petsec's
             9 1/2% subordinated notes due 2007.